DUE FROM JOINT VENTURES (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure of Due From Joint Ventures [Abstract]
DUE FROM JOINT VENTURES
	2019	2018
	US$’000	US$’000
Due from joint ventures (Note 5)
- non-interest bearing - trade	815	-
- non interest bearing - non-trade	345	4,300
- interest bearing - non-trade	2,695	9,216
	3,855	13,516

Disclosure of detailed information about loans to joint ventures
	2019	2018
	US$’000	US$’000
Loans to joint ventures analysed between:

Assets
Current assets	2,589	25,483
Provision for losses on joint ventures	(1,552)	(1,680)
	1,037	23,803

Non-current assets	2,627	-

Total	3,664	23,803

(1)	$2,637,000 (2018: $2,640,000) of the loans is to a joint venture which relates to payments made for instalments due for a ship under construction in accordance with the terms of ship building contract. The loan is repayable at the end of 3 years from date of the loan extension in 2019. The loan is unsecured and bear interest at rates ranging from 3.60% to 4.34% (2018: 3.14% to 4.34%) per annum during the year. The loan approximates the fair value as the loan is arranged at floating rates.

(2)	$2,579,000 (2018: $22,843,000) of loans to a joint venture is unsecured and did not bear interest during the current year (2018: 2% per annum). The loan is expected to be repaid within 12 months from the end of the reporting period. The carrying value of the loans at year end approximates the fair value.